                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


            Date of Report (Date of earliest event reported)  JUNE 6, 1997
                                                            -----------------





                          AMERICAN ENTERTAINMENT GROUP, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)




    COLORADO                      0-22174               83-0277375
    --------                      -------               ----------
    (State or Other               (Commission           IRS Employer
    Jurisdiction of               File Number)          Identification No.)
    Incorporation
    or Organization)





                             160 Bedford Road, Suite 306
                           TORONTO, ONTARIO, CANADA M5R 2K9
                  --------------------------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                  ---------------------------------------------------
                 (Registrant's telephone number, including area code)

                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         See Item 5 below.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         On March 22, 1996, the Banque National de Paris (Canada) (BNP) provided financing to American Entertainment Limited (AEL), a wholly-owned Canadian subsidiary of the Registrant, of a $5,000,000 US revolving line of credit to be used to finance the accounts receivable and contract amounts receivable of VIP Phone Club, Inc. (VIP), a private Delaware corporation, which was part of an affiliated group, which, in November, 1995 and in January, 1996, had assigned its accounts receivable and contract accounts receivable to AEL. Additionally, the Registrant and AEL had granted a license to VIP to make available to VIP's telephone subscribers the titles contained in the Registrant's film Library. In December, 1996, the Registrant received a notification from (BNP) of a default in the loan between VIP and BNP, of which AEL is the debtor and the Registrant one of the guarantors. At that time, the Registrant acknowledged this default on the part of VIP and agreed to cooperate with BNP in securing the collection of the outstanding loan balance. Notwithstanding the foregoing, on April 8, 1997, the Registrant informed BNP that due to the conduct of BNP respecting both the loan to VIP and its Receiver thereof, the Registrant and AEL by operation of law have been released respectively from said guarantee of the Registrant and the loan to AEL. In response to this notice, BNP denied the Registrant's allegations, commenced an action in the Ontario Courts against the Registrant and AEL for payment of the outstanding loan balance, and filed a motion in the Courts of Ontario (Toronto) asking that a Receiver be appointed over the property and assets for both the Registrant and AEL. The matter was heard on June 5, 1997. The Ontario Court ordered the appointment of the accounting firm of Price Waterhouse Limited as receiver, without security, "of all the present and future undertaking, property and assets of whatsover nature and kind and wherever situate" (collectively known in the Court Order as the Property) of the Registrant and AEL. While the Property of the Registrant and AEL are under the control of the receiver, the management of the Registrant remains with the Board of Directors. The Registrant has filed a Motion to Intervene regarding BNP and VIP and the VIP receivership in the VIP litigation which BNP commenced in Maryland. Additionally, the Registrant plans to file further litigation against BNP, VIP and its affiliates, the Maryland litigation receiver, and other appropriate parties asking for damages to the Registrant's business undertaking and for such other remedies as its counsel may advise.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         The Registrant has accepted the resignation of three directors. Messrs. Albert Gnat, Brian Grosman, and Jon D. Bridgman have resigned from all offices with the Registrant. Copies of their resignation letters are attached hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 AMERICAN ENTERTAINMENT GROUP, INC.





                                 By:    //Signed//
                                    --------------------------------
                                        Joel Wagman
                                        Chairman



Dated: June 6, 1997

TO:    Joel Wagman

From:  Brian Grosman

-------------------------------------------------------------------------------

Dear Joel:

I write to you to tender may resignation as a director and member of the Board of American Entertainment Group, Inc. My resignation is tendered, effective on today's date, May 30, 1997.

Yours very truly

///signed///

Brian A. Grosman


Dear Brian

    It is with great regret that your resignation is accepted. We wish to express our appreciation for your assistance during the time that you were a director.

4:20 PM  30 MAY 1997                 American Entertainment Group
                                     per   ///signed///  Joel Wagman
                                     ---------------------------------
                                     President & Chairman

                                   Albert Gnat
                              BCE Place, Suite 2500
                                  181 Bay Street
                                 Toronto, Ontario
                                     M5J 2T7
                               Tel: (416) 307-4004
                               Fax: (416) 365-1719


June 2, 1997

Mr. Joel Wagman
Chairman
American Entertainment Group, Inc.
Suite 306
160 Bedford Road
Toronto, Ontario
M5R 2K9

Dear Joel:

This will confirm our telephone conversation relating to my position as a director of American Entertainment Group, Inc. As I pointed out to you, I am extremely busy at the present time and will be doing a lot of travelling. I will not be in a position to serve as a director, therefore, please accept this, as we discussed, as my resignation as a director of American Entertainment Group, Inc. effective immediately. This will also confirm that you will ensure that the necessary filings take place to record my resignation.

As I indicated to you, I will be happy, to the extent that I can, to assist you in these difficult times.

The best of luck.

Regards

///signed///
Albert Gnat

It is with great regret that your resignation is accepted. Many thanks for your assistance to date.

         American Entertainment Group, Inc.   June2/97/4:30PM est
         by ///signed///  Joel Wagman
         Chairman

                                 Jon D. Bridgman
                              1006 Streambank Drive
                               Mississauga, Ontario
                                     L5H 3Z1


May 31, 1997



Joel Wagman
President & Chairman of the Board
American Entertainment Group, Inc.
Suite 306
160 Bedford Road
Toronto, Ontario
M5R 2K9

RE: RESIGNATION OF DIRECTORSHIP
-------------------------------

Dear Joel:

I hereby resign as a director of American Entertainment Group, Inc., effective immediately.

My resignation is tendered, effective as of today's date May 31, 1997.

Yours very truly

///signed///
Jon D. Bridgman

This acknowledges the above resignation which is regretfully accepted (rec'd June 5/97 (11ACAM EST)

                             American Entertainment Group, Inc.
                             per  ///signed/// Joel Wagman
                             Chairman